     EXHIBIT 32.1 CERTIFICATION PURSUANT TO

     18 U.S.C. 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of OLYMPIC WEDDINGS INTERNATIONAL, INC. ") on Form 10-QSB for the period ended January 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brent Sheppard, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2007

By: /s/ Brent Sheppard Brent Sheppard Chief Executive Officer, principal executive officer

     EXHIBIT 32.2 CERTIFICATION PURSUANT TO

     18 U.S.C. 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of OLYMPIC WEDDINGS INTERNATIONAL, INC. (the "Company") on Form 10-QSB for the period ended January 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patrick Wallace, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2007

By: /s/ Patrick Wallace

Patrick Wallace

Chief Financial Officer, principal financial officer and principal accounting officer